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An Interview With Conestoga Capital

By Andy Cross

September 30, 2010

Conestoga Capital Advisors is group of small-cap investor cut straight from the Hidden Gems cloth. (They're HG members, too!) The group invests in companies with robust earnings growth, strong cash positions, solid market share, and smart, ethical, successful management teams. Last week I chatted with Duane D'Orazio, who I've known for years, and a fellow managing partner, Bob Mitchell. What follows are a few key takeaways from our discussion (via a lightly edited transcript), with my own thoughts sprinkled in. (My comments are in italics.)

Conestoga Capital's approach

The investment philosophy, the process has stayed very consistent through all the years. ... One of our strengths is that we stick to what we do, and we don't deviate based on the flavor of the day or what the markets are doing.

We look for really good-quality small-cap companies and look to invest with them for a number of years. It takes us a long time to get comfortable, and then once we make that decision, we hope to be in the name for a period of time.

We like to have a turnover ratio of less than 30%, and I would say historically, in the last three or four years, it's probably been below 20%.

AC: For context, most mutual funds hold stocks for less than a year, meaning they have annual turnover north of 100%.

Our separate account composite goes back to 1999. We started the Conestoga Small Cap Fund (CCASX) in October of 2002, [and it's] managed the exact same way as our separate account historical product was managed.

AC: Since inception, Capital Advisors has returned 8.5% annualized versus 4.6% for the Russell 2000. The small-cap fund is up 8.2% vs. 8.1% for the Russell 2000. Conestoga invests in long positions only; no shorting.

Small-cap conservative growth investing and reducing volatility

One of the things that we try to emphasize in our process, or our philosophy, is that we try to reduce the volatility. Our companies are strong, fundamental companies that have nice cash positions. When times get tough, they don't get hit as hard as the market, so we're not capturing the downside. On the upside, we just try to keep pace with the market versus the typical momentum of small-cap managers that we see in our space.

We view ourselves as a small-cap conservative growth investor. Often the volatility associated with small-cap growth stocks can be very difficult for institutional as well individual investors to stomach.

That's why we focus on higher-quality companies that have very high-level, sustained revenue and earnings growth rates. They can dampen the volatility that's often associated with small cap growth, yet still see the benefits of having exposure to the small cap growth asset class through having a manager that focuses on conservative growth companies.

AC: Conestoga's top 10 firm-wide holdings as of June 2010 are Carbo Ceramics, Advent Software, Advisory Board, CoStar Group, Blackboard, Bottomline Technologies, NVE, Quality Systems, Hittite Microwave, and Sun Hydraulics.

Certainly since we started the firm in 2001, it was much more volatile than I think any of us [could have] imagined. So living through '01, the aftermath of the 9/11 attacks and the difficult '02; and then fast forward to the credit crisis and the Great Recession of 2009; what I think is critical, and gave [our firm and investment style] the ability to prosper, is really the confidence in knowing the companies that you own.

We focus on companies that have strong management teams and having the confidence in those individuals. Understanding their philosophies and their approach about how they want to build their business. How they would react in very difficult and challenging economic times. Having companies that had significant[ly] very low leverage and very strong balance sheets really gave us the fortitude to continue to stay true to our discipline.

Market myopia versus long-term investing

So much of the market has been short-term oriented in terms of what have you done for me lately. That provides one of our competitive advantages [in that] we can look beyond the next quarter or two and use that to your advantage in order to build positions in companies, or increase positions in what otherwise might be viewed as a short-term disappointment from an earnings perspective.

Perhaps the company spent more money than anticipated because of an opportunity. That is the right decision from a business perspective, but so many people who run investment management firms and mutual funds are looking for a short-term return that makes it very difficult for people to look beyond the next 90 days. I don't think [that] is good for American business in general.

Hunting for the next multibagger stock

We're very much fundamentally based. The investment team here spends a significant amount of time out on the road talking to companies [and] getting to know them: The management teams, competitors, suppliers. We do a lot of phone work as well, to try to ascertain whether or not what is presented to us in a conference room is in fact what's going on in the real world.

We place a great deal of emphasis on going to industry trade shows [and] conferences. Putting some mileage on our cars. We're enrolled in several frequent flyer programs and we benefit from that.

We have four criteria that we use that  we think define high-quality, small-cap names, and that whittles thousands of companies down to a universe of about 350 to 400 names. About a third of the portfolios historically come from that universe, from the screening process, and the remaining two-thirds come from more qualitative factors.

AC: The four criteria are:

1.

The ability to generate annualized earnings growth of at least 15% for next three years

2.

A strong market position and high returns on equity (15% or more)

3.

A strong balance sheet and conservative accounting policies. Debt to equity ratio should be less than 40%.

4.

Good management team, typically with ownership of more than 10%.

We've gotten to know a lot of the management teams that we invest in. And during our due diligence process, we often come across a better name than what we started with.

That's how I found Neogen [see small-cap idea No. 2 below]. I was out visiting Meridian Bioscience and asked the CEO what other companies he thought were well-run in his space, or what they owned in their personal accounts. And he told me about this little company called Neogen, which I had never heard of. Wrote it down. Went back to the office and did work, and then went out to East Lansing and visited them.

So it's a combination of factors. We try to be rigid yet flexible, if that makes sense. We don't want to just put blinders on and say, hey, if you don't have management ownership of 10%, you're automatically disqualified. If it's less than that because of some historical factors, we're willing to look at that, but we want to make sure that generally speaking, those companies meet our criteria.

Healthy balance between business analysis and valuation

We first and foremost look for a great business, but we also are valuation-sensitive. We want to make sure that we're paying what we think is a reasonable price for a business.

We look at each company on a case-by-case basis. There are some companies that deserve to trade at a 10 to 15 multiple because of their business model and their cyclicality. We're willing to pay 20 times that for others because of their business model, the recurring revenue, and their strong competitive position.

So we don't have a cookie-cutter valuation that says if it's X multiple, it's too expensive or too cheap. We think it's really important to look at each company on a case-by-case basis. The stock has got to be able to have the ability to double over a three- to five-year period of time in order to be included in our portfolio.

AC: That's annualized returns of 15% to 25% over that three- to five-year period.

Small-cap idea No. 1: Paying up for a franchise -- Carbo Ceramics

One of our longest-term investments, and frankly [one of our] most successful investments, is a company called Carbo Ceramics (NYSE: CRR), which is based in Houston, Texas. It makes ceramic proppants that get dropped into oil and gas wells.

The competitive product to that is a sander or sand resin. [With] a ceramic proppant, because of the uniform nature of that proppant, you can get more oil and gas out of a well. As a result, this company has demonstrated a long-term track record of being able to grow nicely in up markets, but also have the ability to take share in down markets.

As a result, if you look at that stock on a valuation basis, relative to almost any other oil service company, when we bought it -- and the statement is true today -- it's relatively much more expensive than anybody else, but what you typically don't see, particularly in oil-service companies, is a proprietary advantage.

So if you talk to a lot of industry-specific people about Carbo Ceramics, they would say, oh, that stock is way too expensive. We're structured here as generalists, so we're looking for good businesses, regardless of what industry [or economic sector] they serve. I think that benefits us because we don't have [these] very industry-focused valuation metrics.

As a result, Carbo Ceramics has demonstrated over the past five [to] 10 years [the ability to] significantly grow their business in good times and in bad times. It shows up in their superior operating margins [and] their very strong return on equity.

They're actually one of the few firms in the United States, if not the world, that's physically out of manufacturing capacity. They're in the midst of an expansion that they can't get up fast enough. That expansion will give them an additional 250 million pounds of ceramic proppant.

Kicking the tires and checking underneath the hood

With any name, including Carbo Ceramics, it usually takes us three to six to nine months to do our due diligence. [This] involves talking to competitors, suppliers, distributors, depending upon the particular business model and how they reach the market.

We place a great deal of emphasis [on] getting to know those different data points and looking at industry conditions. In an oil-service company where energy, oil, and commodity prices are critical, it's important to make sure that your company has a significant proprietary advantage, because their end customers are so influenced by commodity prices.

Energy has historically been a tough space for us because of that boom-bust mentality. We saw Carbo Ceramics' patent portfolio and how that has been a very strong note -- [which] a lot of people like to talk about these days -- in terms of being able to have an intellectual property surrounding that proppant.

They also have locked up a raw material called kaolin that is a critical ingredient of ceramic proppants. They've been able to buy up a lot of that land in the United States, particularly in Georgia. The cost of moving that can be prohibitively expensive, so by locking up some of the resources, and putting their plants right next to them, they're effectively widening their moat.

Those [are the] types of things we look for in order to be willing to pay what [perhaps] other people might consider a high multiple, [yet] what we think is a reasonable multiple given their competitive edge and their significant growth prospects.

Portfolio approach: Diversify and manage by conviction

We're very much managers of conviction. You can see that we have typically 45 names in the portfolio. Our top 10 names account for typically between 30% and 35% of the portfolio. With that said, we certainly want to make sure [we are] protecting the downside, and one of the ways to mitigate risk is by having diversification.

And so we have 45 names that are spread across multiple economic sectors. We tend to not have certain industries or sectors represented because they don't have growth characteristics, like utilities or consumer staples.

We have significant exposure into technology and health care and to the producer durable area. Very developed technology. Names like Blackboard and Blackbaud and Tyler, which are software related and are the respective 800-pound gorillas in their spaces. Their contracts are usually three to five years. They have renewal rates in excess of 90%, or so, and have very strong competitive positions.

So it's critical that you're able to protect the downside and be able to have diversification across a number of sectors but still be willing, I think, to have conviction on the names that you own.

We target no sector to be more than 25% of the overall portfolio. We're actually currently a little bit above that threshold, now, because some of our tech names have performed relatively well. We want to make sure that no sector weighting is two times more than the benchmark [Russell 2000].

Small-cap idea No. 2: Neogen

One of the themes we like [where] we tend to find a lot of companies is in the diagnostic states, and Neogen (Nasdaq: NEOG) is a company that really fits that bill extremely well. It is a food and animal safety diagnostic company based in East Lansing, Michigan.

Michigan is [obviously] more known for its automobile exposure [than its health-care companies], but within East Lansing there is this company called Neogen. [And] interestingly, [Neogen] is the second largest owner of schools in East Lansing.

Given the demographic shifts that have occurred, the East Lansing School District has looked to raise some funds. Neogen [has] found that it is a fantastic and very capital-efficient way to expand their facilities. In fact [there's a house] [next to] their headquarters, and the guy won't move because Neogen pays [his] taxes, cuts [his] lawn and doesn't have late-night parties.

These guys run a great business, food and animal safety. It's obviously been in the news a lot [with] the recent salmonella outbreak within the egg business. And Neogen -- not that this will drive their revenue -- but it gets a lot of headlines because of its exposure to what has been a very hot topic in the news over the last several years with the recent food outbreaks like we've seen recently here with the egg and the poultry industries.

Neogen has the broadest line of diagnostic products. As they say, from inside the farm gate to the table, they have a continuum of products that will serve the farmers, the food processors, and then the retailers as well.

It's a company that's run by Jim Herbert and Lon Bonhannon. Jim Herbert was one of the founders and Lon, I think, has been there about 14 or 15 years. They're a great management team that's flown under the radar screen here for a couple of years. I think it's starting to get some notoriety in terms of being extremely well-positioned.

Tractor Supply is a big customer of theirs, and they have a very long-term and very strong relationship with that entity.

Thinking about acquisitions and returns on equity

We look at returns on equity and returns on invested capital very critically. And if you looked at our return on equity, it's about 18% or 19%. Our return on invested capital is about 14% or 15%. So together they tell the same story, and I think our ROE number is fairly clean because of the types of companies that we invest in.

Now Neogen is a bit of a different story. Half of its growth comes from internal, organic growth and new product development, and the other half comes from these acquisitions.

We've been a shareholder for about three or four years. We tend to shy away from companies where acquisitions are part of the core strategy, but as we watched the company for a period of time, we got more comfortable that these acquisitions that they're doing are not transformational acquisitions. They tend to be very much extensions of their product line.

Usually buying that product is kind of an orphan product line from the large multinational where $10 million doesn't mean anything, and then they acquire that product line. They have the capacity back in East Lansing to bring that manufacturing back to them and get scale on it, and then get it through their distribution channel. Actually, every one of their acquisitions that they've made has been accretive to its shareholders.

And it's one of the more interesting conference calls. Jim Herbert, who is a Tennessean, has quite a number of good sayings during the call. I don't know if you know Simpson Manufacturing (NYSE: SSD), but Barclay Simpson and Jim Herbert, I think, are one of a kind that you typically don't see anymore.

AC: Simpson Manufacturing is a former HG company that we sold near the top in late 2008 because the valuation outstripped our expectations. And yes, we loved listening into their conference calls to hear what Barclay had to say next.

Small-cap idea No. 3: From the HG Watch List -- Abaxis

Abaxis (Nasdaq: ABAX) is a diagnostic company based in Union City, Cali. Clint Severson is, I think, a fantastic manager. [He] has done a great job in terms of building a business, and more recently surrounding himself with other very strong managers like Don Wood, [who] I think [is] the chief operating officer and really effectively the head of the manufacturing operations.

Up until Don came in, I would say people criticized Abaxis for their lack of manufacturing expertise. Don has come in and really put a very strong discipline in that; [has] been able to lower the cost of the discs, [and] we expect further cost reductions going forward.

Abaxis has built up its own sales force within the veterinary area. I think a lot of investors focus on the medical side of the equation and the success, or lack thereof, that they have in that area as really a growth driver. I think they're going to be successful in both of those areas, in the veterinary area and in the medical area with their Piccolo.

Basically it's a battle of a better product versus a distribution force, and who's going to win that. I think that given the country's and the world's focus on higher quality outcomes in an efficient fashion, Abaxis's product is extremely well-positioned.

They don't have the huge distribution force that some of their competitors have, but they do have superior products in terms of their functionality, their features, and they make the physician office and the vet office much more efficient if you look at things from a total cost perspective.

Abaxis is a name that hasn't really done much over the last several years, but, because of some of the changes they've undergone in terms of their distribution, I think it's extremely well-positioned, looking out the next three to five years to see continued traction in the medical space, and to drive their revenue and earnings in excess of 15% for the next several years.

AC: For more on Abaxis check out Stan's Watch List write-up.

Small-cap idea No. 4: Advisory Board

Advisory Board (Nasdaq: ABCO) is a name that we've owned also for a considerable period of time, a company that I would say is a very dominant player in its space. [It is] well managed by Bob Musselwhite and Michael Kirshbaum. I think they're strong managers.

They provide, I think, a very cost-effective solution to primarily hospitals within the United States. They ran into some difficulty, relatively speaking, in '08 and '09 as their customers were feeling the impact of the credit crunch, but they really showed the value of their products to their customer base during those difficult times and emerged a very strong player.

They've had some difficulty implementing these web-based analytical tools to their customers, but I think they're on the back side of that implementation and those difficulties. That's shown up in terms of the growth in their contract value and in the renewal rate. So we think it's extremely well-positioned. It's got a great deal of cash in the balance sheet.

The one fly in the ointment, there, is that the options that the management team pays themselves has a little more stock option overhang than what we typically like to see; but that's somewhat the nature of the beast in terms of how a generically speaking consulting firm still has to compete in terms of [what they] provide their employees, which are truly the assets of the business. They have to pay them well, and that's reflected, I think, in that option issue that surrounds the company.

DISCLOSURE: The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

This article reprint is intended for information purposes only and contains the opinions of Conestoga Capital and should not be taken as a recommendation to purchase any individual security. The securities listed above do not represent all of the securities purchased, sold, or recommended to clients. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities in this list. A listing of our 13(f) securities is filed with the SEC on Form 13F, please contact Conestoga Capital at 1-800-320-7790 if you would like a copy of the last filed form.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Information about indices is provided to allow for comparison of the performance of Conestoga Capital to that of certain well-known and widely recognized indices. There is no representation that such index is an appropriate benchmark for such comparison. You cannot invest directly in an index, which also does not take into account trading commissions and costs. The volatility of indices may be materially different from the performance of the Adviser. In addition, the Adviser's recommendations may differ significantly from the securities that comprise the indices.

This is an article reprint and has been reprinted with permission from Motley Fool.

*Conestoga Capital Advisors has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS). Conestoga Capital Advisors has been verified for the periods December 31, 1998 through March 31, 2002 by KPMG. Conestoga Capital Advisors has been verified for periods March 31, 2002 through March 31, 2009 by BBD, LLP. A copy of these verification reports is available upon request. Performance data after March 31, 2009 is in compliance with the GIPS standards but has not yet been examined by BBD, LLP.

1.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point could be worth more or less than the amount invested. Individual account performance will vary according to individual investment objectives.

2.

Conestoga Capital Advisors is an independent investment management firm founded in 2001 that manages equity and balanced portfolios for primarily U.S. institutional and retail clients.

3.

There have not been any material changes in the personnel responsible for managing accounts during the time period. Performance results prior to June 30, 2001 have been achieved by Martindale Andres & Company, Inc., William Martindale and Robert Mitchell’s prior investment advisory firm.

4.

The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The volatility of the Russell 2000 Index and Russell 2000 Growth Index may be materially different from that of the performance composite. In addition, the composite’s holdings may differ significantly from the securities that comprise the Russell 2000 Index and Russell 2000 Growth Index. The Russell 2000 Index and the Russell 2000 Growth Index have not been selected to represent an appropriate benchmark, but rather are disclosed to allow for comparison of the composite’s performance to that of well-known and widely respected indices.

5.

Performance results for the full historical period are total return, time-weighted rates of return expressed in U.S. dollars. Portfolios are valued monthly and returns are weighted by using beginning-of-quarter market values plus weighted cash flows. Annual returns are calculated by geometrically linking the monthly returns. Computations assume the reinvestment of all dividends and capital gains.

6.

The dispersion of annual returns is measured by the standard deviation across equal-weighted portfolio returns represented within the composite for the full year.

7.

All fee-paying discretionary portfolios will be assigned to an appropriate composite according to investment objective.  Composites will include new portfolios at the start of the next performance measurement period (i.e., the beginning of the next month) after the portfolio comes under management and will exclude terminated portfolios after the last full calendar month period that the portfolios were under management (i.e., the end of the last full calendar month), but composites will continue to include terminated portfolios for all periods prior to termination.  Portfolios that are less than $250,000 in size at inception are not included in this composite. Portfolios will not be removed from the assigned composite if they fall below the minimum simply due to market depreciation. Prior to September 30, 2003, portfolios greater than $100,000 were included in this composite.

8.

No leverage has been used in the accounts included in the composite.

9.

Trade date accounting is used for all periods.

10.

Performance results are presented after all management fees, custodial fees, commissions and other trading expenses. The current management fee schedule is as follows:

CURRENT FEE SCHEDULE:                  Up to $10,000,000: 1%

  Over $10,000,000:    Negotiable

11.

The small cap composite includes all dedicated small cap equity portfolios as well as “carve-out” segments of portfolios that are managed to the firm’s balanced strategy. Cash is allocated to the carve-out segment returns on a pro rata basis based upon the proportion of the small cap equity assets to total assets in each balanced portfolio. The pro rata percentage is predetermined by the client and reviewed on a quarterly basis. The percentage of carve-out assets to total small cap composite assets was 0.71% as of September 30, 2010.

12.

A complete list of composites and performance results are available upon request.